4.12


                  BOARD OF DIRECTORS' RESOLUTION
           FOR ISSUANCE OF SHARES FOR SERVICES RENDERED
                           ON BEHALF OF
                     CAREDECISION CORPORATION

                         A Nevada Company


    We,  the  undersigned,  representing  all  or  a  majority   of
    Directors of CareDecision Corporation a Nevada company, having met and discussed the business herein set forth, have:

    RESOLVED, that as compensation for her consulting services to CareDecision Corporation, there shall be issued to the following Independent Contractors of the Company the number of stock options entitling the holder to purchase shares of common stock of CareDecision Corporation, which are owned by CareDecision Corporation, set opposite the respective name -- to wit:


       Joseph Wolf                 1,500,000
       Leslie-Michelle Abraham     1,300,000
       Thomas Chillemi             2,500,000
       Anthony Quintiliana         2,000,000

     RESOLVED, that the shares above will be distributed pursuant to a Form S-8 Registration Statement under THE SECURITIES ACT OF
1933.

DATED this 11th day of December 2003.


     /s/ Robert Cox
     ----------------------
     Robert Cox, Director


     /s/ Keith Berman
     -----------------------
     Keith Berman, Director



     Robert Jagunich, Director


WITNESS my hand on this 11th day of December 2003



/s/ Keith Berman
-----------------
Keith Berman, Secretary


/7/


4.13

                       CONSULTING AGREEMENT


                   This CONSULTING AGREEMENT is entered into as of December 1, 2003 by and between CareDecision Corp. a Nevada corporation, (the "Company"), and Joseph Wolf ("Wolf"), and is effective upon the execution by the parties hereto.

                  1.       DUTIES AND RESPONSIBILITIES.

                   A. Wolf shall provide medical information technology consulting to the Company. Wolf shall report to and perform the duties and responsibilities assigned to him by the Company's President, or such other person as may be designated by the Company's Board Of Directors.

                   B. Wolf agrees to devote his time and attention to the Company, to use his best efforts to advance the business and welfare of the Company, to render his services under this Agreement fully, faithfully, diligently, competently and to the best of his ability, and not to engage in any other consultancy activities that compete with the Company's business.

                   C. Wolf shall be based in the Company's Thousand Oaks - California office, but Wolf shall be required to travel to other geographic locations in connection with the performance of his duties

                  2.       PERIOD OF CONSULTANCY.

                   A. Wolf's consultancy with the Company shall be governed by the provisions of this Agreement and shall begin on December 1, 2003, and continue until March 31, 2003, or until this Agreement terminates pursuant to written notification by either the Company or Wolf, which notification may occur at any time for any reason. The period during which the Wolf provides services to the Company pursuant to this Agreement shall be referenced in this Agreement as the "Consultancy Period."


                  3.       COMPENSATION.

     A. Wolf will be paid compensation in stock options under the terms of the company's 2003 Stock Option Plan. Each option shall allow Wolf to purchase a share of the company's common stock at $.04 per share, said shares to be registered under the company's S-8 registration. Wolf shall receive one million five-hundred thousand options as compensation.

     B. Except for the conditions described in paragraph A above, Wolf's compensation shall be subject to periodic review by the Company, and may be increased or decreased in the Company's discretion.


     4.       EXPENSE REIMBURSEMENT.

                   In addition to the compensation specified in Paragraph 3, Wolf shall be entitled, in accordance with the reimbursement policies in effect from time to time, to receive reimbursement from the Company for reasonable business expenses incurred by Wolf in the performance of his duties hereunder,


/8/


provided Wolf furnishes the Company with vouchers, receipts and other details of such expenses in the form required by the Company sufficient to substantiate a deduction for such business expenses under all applicable rules and regulations of Federal and State taxing authorities.

                  5.       FRINGE BENEFITS.

                   A. Wolf shall, throughout the Consultancy Period, shall not be eligible to participate in any of the company's group term life insurance plans, group health plans, accidental death and dismemberment plans and short-term disability programs and other employee perquisites which are made available to the Company's employees.


                  B. Notwithstanding any of the provisions of this Agreement, Wolf's consultancy with the Company is at will, which means that it is not for a specific term and may be terminated by either the Company or Wolf at any time, for any reason without advance notice.

                    C. Should the Company terminate Wolf's consultancy for Cause, as defined below, or should Wolf voluntarily resign other than for Good Reason, the Company shall have no obligation to Wolf under this Agreement. Should the Company terminate Wolf's consultancy other than for Cause during this Agreement, or should Wolf resign for Good Reason, the Company shall have no further obligation under this Agreement.

                  6.       GOOD REASON.

                   For Purposes of this agreement, "Good Reason" shall mean:

                   A. A material reduction in the duties, responsibilities, status, reporting responsibilities, title, or offices that Wolf had with the Company immediately before the reduction.


                  B. A change in control in which the Wolf is not offered a similar position at no less than seventy-five percent (75%) of Wolf's compensation (defined as Base Salary).


                   C. The failure of any successor to the Company by merger, consolidation or acquisition of all or substantially all of the business of the Company to assume the Company's obligations under this Agreement.

                   D. A material breach by the Company of its obligations under this Agreement.


                  7.       CAUSE.

                   For purposes of this Agreement, "Cause" shall mean a reasonable belief by the Board of Directors that Wolf has engaged in any one of the following: (i) financial dishonesty, including, without limitation, misappropriation of funds or property, or any attempt by Wolf to secure any personal profit related to the business or business opportunities of the Company without the informed, written approval of the Company's Board of Directors; (ii) refusal to comply with reasonable directives of the Company's Chief Executive Officer or Board of Directors; (iii) negligence or reckless or willful misconduct in the performance of Wolf's duties; (iv) failure to perform, or continuing neglect in the performance of, duties assigned to Wolf; (v) misconduct which


/9/


has a materially adverse effect upon the Company's business or reputation; (vi) the conviction of, or plea of nolo contendre to, any felony or a misdemeanor involving moral turpitude or fraud;
(vii)  the  material  breach of any provision  of  this  Agreement;
(viii) violation of Company policies including, without limitation, the Company's policies on equal consultancy opportunity and prohibition of unlawful harassment; (ix) death of Wolf; or (x) a disability which continues for a period in excess of 180 days. A termination as a result of a Change in Control shall not constitute cause.

8.      CHANGE IN CONTROL.

                    For purposes of this Agreement "Change In Control" shall mean any of the following transactions effecting a change in ownership or control of the Company:

   (i) a merger, consolidation or reorganization approved by the Company's stockholders, UNLESS securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor Company are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company's outstanding voting securities immediately prior to such transaction, or

   (ii) any stockholder-approved transfer or other disposition of all or substantially all of the Company's assets, or


/10/


  (iii)  the  acquisition, directly or indirectly,
        by  any  person  or  related group  of  persons
        (other  than  the   Company or  a  person  that
        directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent
        (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders.

In no event, however, shall a Change in Control be deemed to occur in connection with any public offering of the Common Stock.


                  9.      RESTRICTIVE COVENANTS.

                  During the Consultancy Period:

                                     (i)  Wolf  shall devote  ample
time and energy to the performance of Wolf's duties described herein, except during periods of illness or vacation periods.

                                    (ii) Wolf shall not directly or
indirectly provide services to or through any person, firm or other entity except the Company, unless otherwise authorized by the Board in writing. The Company does, however, reserve the right to demand Wolf's resignation from those same Boards, if, in the opinion of the CareDecision CEO, continued membership on those Boards by Wolf diminishes his ability to execute his responsibilities identified within this Agreement; or if continued association with those organizations becomes detrimental to the goals of the company; or if continued membership represents a conflict, or potential conflict, with the business activities, or objectives, of CareDecision.

                                   (iii) Wolf shall not render  any
services of any kind or character for Wolf's own account or for any other person, firm or entity without first obtaining the Company's written consent.

Wolf, however, shall have the right to perform such incidental services as are necessary in connection with (a) Wolf's private passive investments, but only if Wolf is not obligated or required to (and shall not in fact) devote any managerial efforts which interfere with the services required to be performed by him, or (b) Wolf's charitable or community activities, or participation in trade or professional organizations, but only if such incidental services do not interfere with the performance of Wolf's services to the Company.

                   10.       NON-COMPETITION DURING THE CONSULTANCY
PERIOD.

                   Wolf acknowledges and agrees that given the extent and nature of the confidential and proprietary information he will obtain during the course of his consultancy with the Company, it would be inevitable that such confidential information would be disclosed or utilized by the Wolf should he obtain consultancy from, or otherwise become associated with, an entity or person that is engaged in a business or enterprise that directly competes with the Company. Consequently, during any period for which Wolf is receiving payments from the Company, either as wages or as a severance benefit, including but not limited to severance pay pursuant to paragraph 7, Wolf shall not, without prior written consent of the Company's Board of Directors, directly or indirectly own, manage, operate, join, control or participate in the ownership, management, operation or control of, or be employed by or connected in any manner with, any enterprise which is engaged in any business competitive with or similar to that of the Company; provided, however, that such restriction shall not apply to any passive investment representing an interest of less than two percent (2%) of an outstanding class of publicly-traded securities of any Company or other enterprise which is not, at the time of such investment, engaged in a business competitive with the Company's business.

                  11.      NON-SOLICITATION.

                   During the Consultancy Period and for one (1) year following termination of Wolf's consultancy, Wolf shall not encourage or solicit any of the Company's employees to leave the Company's employ for any reason or interfere in any other manner with consultancy relationships at the time existing between the Company and its employees. In addition, Wolf shall not solicit, directly or indirectly, business from any client of the Company, induce any of the Company's clients to terminate their existing business relationship with the Company or interfere in any other manner with any existing business relationship between the Company and any client or other third party.

                   Wolf acknowledges that monetary damages may not be sufficient to compensate the Company for any economic loss which may be incurred by reason of his breach of the foregoing restrictive covenants. Accordingly, in the event of any such breach, the Company shall, in addition to the termination of this Agreement and any remedies available to the Company at law, be entitled to obtain equitable relief in the form of an injunction precluding Wolf from continuing such breach.


/11/


                  12.      SUCCESSORS AND ASSIGNS.

                  This Agreement is personal in its nature and Wolf shall not assign or transfer his rights under this Agreement. The provisions of this Agreement shall inure to the benefit of, and be binding on each successor of the Company whether by merger, consolidation, transfer of all or substantially all assets, or otherwise and the heirs and legal representatives of Wolf.

                  13.      NOTICES.

                   Any notices, demands or other communications required or desired to be given by any party shall be in writing and shall be validly given to another party if served either personally or if deposited in the United States mail, certified or registered, postage prepaid, return receipt requested. If such notice, demand or other communication shall be served personally, service shall be conclusively deemed made at the time of such personal service. If such notice, demand or other communication is given by mail, such notice shall be conclusively deemed given forty-eight (48) hours after the deposit thereof in the United States mail addressed to the party to whom such notice, demand or other communication is to be given as hereinafter set forth:

         To the Company:

            Robert Cox, Chairman
     CareDecision Corporation
     2660 Townsgate Road  #300
     Westlake Village, CA  91361



         To Wolf:

               Joseph Wolf
        23136 Park Contessa
        Calabasas, CA  91302

Any party may change its address for the purpose of receiving notices, demands and other communications by providing written notice to the other party in the manner described in this paragraph.

                  14.      GOVERNING DOCUMENTS.

                  This Agreement along with the documents expressly referenced in this Agreement constitute the entire agreement and understanding of the Company and Wolf with respect to the terms and conditions of Wolf's consultancy with the Company and the payment of severance benefits and supersedes all prior and contemporaneous written or verbal agreements and understandings between Wolf and the Company relating to such subject matter. This Agreement may only be amended by written instrument signed by Wolf and an authorized officer of the Company. Any and all prior agreements, understandings or representations relating to the Wolf's consultancy with the Company are terminated and cancelled in their entirety and are of no further force or effect.

                  15.      GOVERNING LAW.

                  The provisions of this Agreement will be construed and interpreted under the laws of the State of Nevada. If any provision of this Agreement as applied to any party or to any circumstance should be adjudged by a court of competent


/12/


jurisdiction to be void or unenforceable for any reason, the invalidity of that provision shall in no way affect (to the maximum extent permissible by law) the application of such provision under circumstances different from those adjudicated by the court, the application of any other provision of this Agreement, or the enforceability or invalidity of this Agreement as a whole. Should any provision of this Agreement become or be deemed invalid, illegal or unenforceable in any jurisdiction by reason of the scope, extent or duration of its coverage, then such provision shall be deemed amended to the extent necessary to conform to applicable law so as to be valid and enforceable or, if such provision cannot be so amended without materially altering the intention of the parties, then such provision will be stricken and the remainder of this Agreement shall continue in full force and effect.

                  16.      REMEDIES.

                  All rights and remedies provided pursuant to this Agreement or by law shall be cumulative, and no such right or remedy shall be exclusive of any other. A party may pursue any one or more rights or remedies hereunder or may seek damages or specific performance in the event of another party's breach hereunder or may pursue any other remedy by law or equity, whether or not stated in this Agreement.

                  17.      NO WAIVER.

                   The waiver by either party of a breach of any provision of this Agreement shall not operate as or be construed as a waiver of any later breach of that provision.

                  18.      COUNTERPARTS.

                   This Agreement may be executed in more than one counterpart, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.


CareDecision Corporation

/s/ Robert Cox
--------------------------------
By:  Robert Cox
Title: Chairman


Joseph A. Wolf

/s/ Joseph A. Wolf
By: Joseph A. Wolf, Consultant


/13/


4.14

                       CONSULTING AGREEMENT


                   This CONSULTING AGREEMENT is entered into as of December 1, 2003 by and between CareDecision Corp. a Nevada corporation, (the "Company"), and Leslie-Michelle Abraham ("Abraham"), and is effective upon the execution by the parties hereto.

                  1.       DUTIES AND RESPONSIBILITIES.

                     A. Abraham shall provide worker's compensation technology consulting and sales and marketing consulting to the Company. Abraham shall report to and perform the duties and responsibilities assigned to him by the Company's President, or such other person as may be designated by the Company's Board Of Directors.

                   B. Abraham agrees to devote her time and attention to the Company, to use her best efforts to advance the business and welfare of the Company, to render her services under this Agreement fully, faithfully, diligently, competently and to the best of her ability, and not to engage in any other consultancy activities that compete with the Company's business.

                   C. Abraham shall be based in the Company's Thousand Oaks - California office, but Abraham shall be required to travel to other geographic locations in connection with the performance of her duties

                  2.       PERIOD OF CONSULTANCY.

                   A. Abraham's consultancy with the Company shall be governed by the provisions of this Agreement and shall begin on December 1, 2003, and continue until March 31, 2004, or until this Agreement terminates pursuant to written notification by either the Company or Abraham, which notification may occur at any time for any reason. The period during which the Abraham provides services to the Company pursuant to this Agreement shall be referenced in this Agreement as the "Consultancy Period."


                  3.       COMPENSATION.

     A. Abraham will be paid compensation in stock options under the terms of the company's 2003 Stock Option Plan. Each option shall allow Abraham to purchase a share of the company's common stock at $.04 per share, said shares to be registered under the company's S-8 registration. Abraham shall receive one million three-hundred thousand (1,300,000) options as compensation.

     B. Except for the conditions described in paragraph A above, Abraham's compensation shall be subject to periodic review by the Company, and may be increased or decreased in the Company's discretion.


     4.       EXPENSE REIMBURSEMENT.

                   In addition to the compensation specified in Paragraph 3, Abraham shall be entitled, in accordance with the reimbursement policies in effect from time to time, to receive


/14/


reimbursement from the Company for reasonable business expenses incurred by Abraham in the performance of her duties hereunder, provided Abraham furnishes the Company with vouchers, receipts and other details of such expenses in the form required by the Company sufficient to substantiate a deduction for such business expenses under all applicable rules and regulations of Federal and State taxing authorities.

                  5.       FRINGE BENEFITS.

                     A. Abraham shall, throughout the Consultancy Period, shall not be eligible to participate in any of the company's group term life insurance plans, group health plans, accidental death and dismemberment plans and short-term disability programs and other employee perquisites which are made available to the Company's employees.


                  B. Notwithstanding any of the provisions of this Agreement, Abraham's consultancy with the Company is at will, which means that it is not for a specific term and may be terminated by either the Company or Abraham at any time, for any reason without advance notice.

                    C. Should the Company terminate Abraham's consultancy for Cause, as defined below, or should Abraham voluntarily resign other than for Good Reason, the Company shall have no obligation to Abraham under this Agreement. Should the Company terminate Abraham's consultancy other than for Cause during this Agreement, or should Abraham resign for Good Reason, the Company shall have no further obligation under this Agreement.

                  6.       GOOD REASON.

                   For Purposes of this agreement, "Good Reason" shall mean:

                   A. A material reduction in the duties, responsibilities, status, reporting responsibilities, title, or offices that Abraham had with the Company immediately before the reduction.


                  B. A change in control in which the Abraham is not offered a similar position at no less than seventy-five percent (75%) of Abraham's compensation (defined as Base Salary).


                   C. The failure of any successor to the Company by merger, consolidation or acquisition of all or substantially all of the business of the Company to assume the Company's obligations under this Agreement.

                   D. A material breach by the Company of its obligations under this Agreement.


                  7.       CAUSE.

                   For purposes of this Agreement, "Cause" shall mean a reasonable belief by the Board of Directors that Abraham has engaged in any one of the following: (i) financial dishonesty, including, without limitation, misappropriation of funds or property, or any attempt by Abraham to secure any personal profit related to the business or business opportunities of the Company without the informed, written approval of the Company's Board of Directors; (ii) refusal to comply with reasonable directives of the Company's Chief Executive Officer or Board of Directors; (iii) negligence or reckless or willful misconduct in the performance of Abraham's duties; (iv) failure to perform, or continuing neglect in


/15/


the performance of, duties assigned to Abraham; (v) misconduct which has a materially adverse effect upon the Company's business or reputation; (vi) the conviction of, or plea of nolo contendre to, any felony or a misdemeanor involving moral turpitude or fraud;
(vii)  the  material  breach of any provision  of  this  Agreement;
(viii) violation of Company policies including, without limitation, the Company's policies on equal consultancy opportunity and prohibition of unlawful harassment; (ix) death of Abraham; or (x) a disability which continues for a period in excess of 180 days. A termination as a result of a Change in Control shall not constitute cause.

8.      CHANGE IN CONTROL.

                    For purposes of this Agreement "Change In Control" shall mean any of the following transactions effecting a change in ownership or control of the Company:

  (i) a merger, consolidation or reorganization approved by the Company's stockholders, UNLESS securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor Company are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company's outstanding voting securities immediately prior to such transaction, or

  (ii) any stockholder-approved transfer or other disposition of all or substantially all of the Company's assets, or

  (iii)   the  acquisition, directly or indirectly,
        by  any  person  or  related group  of  persons
        (other  than  the   Company or  a  person  that
        directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent
        (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders.

In no event, however, shall a Change in Control be deemed to occur in connection with any public offering of the Common Stock.


                  9.      RESTRICTIVE COVENANTS.

                  During the Consultancy Period:

                                     (i) Abraham shall devote ample
time and energy to the performance of Abraham's duties described herein, except during periods of illness or vacation periods.

                                    (ii) Abraham shall not directly
or indirectly provide services to or through any person, firm or other entity except the Company, unless otherwise authorized by the Board in writing. The Company does, however, reserve the right to demand Abraham's resignation from those same Boards, if, in the


/16/


opinion of the CareDecision CEO, continued membership on those Boards by Abraham diminishes her ability to execute her responsibilities identified within this Agreement; or if continued association with those organizations becomes detrimental to the goals of the company; or if continued membership represents a conflict, or potential conflict, with the business activities, or objectives, of CareDecision.

                                   (iii)  Abraham shall not  render
any services of any kind or character for Abraham's own account or for any other person, firm or entity without first obtaining the Company's written consent.

Abraham, however, shall have the right to perform such incidental services as are necessary in connection with (a) Abraham's private passive investments, but only if Abraham is not obligated or required to (and shall not in fact) devote any managerial efforts which interfere with the services required to be performed by him, or (b) Abraham's charitable or community activities, or participation in trade or professional organizations, but only if such incidental services do not interfere with the performance of Abraham's services to the Company.

                   10.       NON-COMPETITION DURING THE CONSULTANCY
PERIOD.

                   Abraham acknowledges and agrees that given the extent and nature of the confidential and proprietary information he will obtain during the course of her consultancy with the Company, it would be inevitable that such confidential information would be disclosed or utilized by the Abraham should he obtain consultancy from, or otherwise become associated with, an entity or person that is engaged in a business or enterprise that directly competes with the Company. Consequently, during any period for which Abraham is receiving payments from the Company, either as wages or as a severance benefit, including but not limited to severance pay pursuant to paragraph 7, Abraham shall not, without prior written consent of the Company's Board of Directors, directly or indirectly own, manage, operate, join, control or participate in the ownership, management, operation or control of, or be employed by or connected in any manner with, any enterprise which is engaged in any business competitive with or similar to that of the Company; provided, however, that such restriction shall not apply to any passive investment representing an interest of less than two percent (2%) of an outstanding class of publicly-traded securities of any Company or other enterprise which is not, at the time of such investment, engaged in a business competitive with the Company's business.


                  11.      NON-SOLICITATION.

                   During the Consultancy Period and for one (1) year following termination of Abraham's consultancy, Abraham shall not encourage or solicit any of the Company's employees to leave the Company's employ for any reason or interfere in any other manner with consultancy relationships at the time existing between the Company and its employees. In addition, Abraham shall not solicit, directly or indirectly, business from any client of the Company, induce any of the Company's clients to terminate their existing business relationship with the Company or interfere in any other manner with any existing business relationship between the Company and any client or other third party.

                   Abraham acknowledges that monetary damages may not be sufficient to compensate the Company for any economic loss which may be incurred by reason of her breach of the foregoing restrictive covenants. Accordingly, in the event of any such breach, the Company shall, in addition to the termination of this Agreement and any remedies available to the Company at law, be


/17/


entitled to obtain equitable relief in the form of an injunction precluding Abraham from continuing such breach.


                  12.      SUCCESSORS AND ASSIGNS.

                   This Agreement is personal in its nature and Abraham shall not assign or transfer her rights under this Agreement. The provisions of this Agreement shall inure to the benefit of, and be binding on each successor of the Company whether by merger, consolidation, transfer of all or substantially all assets, or otherwise and the heirs and legal representatives of Abraham.




                  13.      NOTICES.

                   Any notices, demands or other communications required or desired to be given by any party shall be in writing and shall be validly given to another party if served either personally or if deposited in the United States mail, certified or registered, postage prepaid, return receipt requested. If such notice, demand or other communication shall be served personally, service shall be conclusively deemed made at the time of such personal service. If such notice, demand or other communication is given by mail, such notice shall be conclusively deemed given forty-eight (48) hours after the deposit thereof in the United States mail addressed to the party to whom such notice, demand or other communication is to be given as hereinafter set forth:

         To the Company:

            Robert Cox, Chairman
     CareDecision Corporation
     2660 Townsgate Road  #300
     Westlake Village, CA  91361



         To Abraham:

               Leslie-Michelle Abraham
        23136 Park Contessa
        Calabasas, CA  91302

Any party may change its address for the purpose of receiving notices, demands and other communications by providing written notice to the other party in the manner described in this paragraph.

                  14.      GOVERNING DOCUMENTS.

                  This Agreement along with the documents expressly referenced in this Agreement constitute the entire agreement and understanding of the Company and Abraham with respect to the terms and conditions of Abraham's consultancy with the Company and the payment of severance benefits and supersedes all prior and contemporaneous written or verbal agreements and understandings between Abraham and the Company relating to such subject matter. This Agreement may only be amended by written instrument signed by Abraham and an authorized officer of the Company. Any and all prior agreements, understandings or representations relating to the Abraham's consultancy with the Company are terminated and cancelled in their entirety and are of no further force or effect.

                  15.      GOVERNING LAW.

                  The provisions of this Agreement will be construed and interpreted under the laws of the State of Nevada. If any provision of this Agreement as applied to any party or to any circumstance should be adjudged by a court of competent jurisdiction to be void or unenforceable for any reason, the invalidity of that provision shall in no way affect (to the maximum extent permissible by law) the application of such provision under circumstances different from those adjudicated by the court, the application of any other provision of this Agreement, or the enforceability or invalidity of this Agreement as a whole. Should any provision of this Agreement become or be deemed invalid, illegal or unenforceable in any jurisdiction by reason of the scope, extent or duration of its coverage, then such provision shall be deemed amended to the extent necessary to conform to applicable law so as to be valid and enforceable or, if such provision cannot be so amended without materially altering the


/18/


intention of the parties, then such provision will be stricken and the remainder of this Agreement shall continue in full force and effect.

                  16.      REMEDIES.

                  All rights and remedies provided pursuant to this Agreement or by law shall be cumulative, and no such right or remedy shall be exclusive of any other. A party may pursue any one or more rights or remedies hereunder or may seek damages or specific performance in the event of another party's breach hereunder or may pursue any other remedy by law or equity, whether or not stated in this Agreement.

                  17.      NO WAIVER.

                   The waiver by either party of a breach of any provision of this Agreement shall not operate as or be construed as a waiver of any later breach of that provision.

                  18.      COUNTERPARTS.

                   This Agreement may be executed in more than one counterpart, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.


CareDecision Corporation

/s/ Robert Cox
--------------------------------
By:  Robert Cox
Title: Chairman


Leslie-Michelle Abraham

/s/ Leslie-Micelle Abraham

By: Leslie-Michelle Abraham, Consultant


/19/


4.15

                       CONSULTING AGREEMENT

                   This CONSULTING AGREEMENT is entered into as of December 1, 2003 by and between CareDecision Corp. a Nevada corporation, (the "Company"), and Thomas Chillemi ("Chillemi"), and is effective upon the execution by the parties hereto.

                  1.       DUTIES AND RESPONSIBILITIES.

                    A. Chillemi shall provide medical information technology consulting and merger, acquisition and divestiture consulting to the Company. Chillemi shall report to and perform the duties and responsibilities assigned to him by the Company's President, or such other person as may be designated by the Company's Board Of Directors.

                   B. Chillemi agrees to devote his full time and attention to the Company, to use his best efforts to advance the business and welfare of the Company, to render his services under this Agreement fully, faithfully, diligently, competently and to the best of his ability, and not to engage in any other Consultancy activities.

                   C. Chillemi shall be based in New York and be required to supply his own offices, office equipment, and support personnel, if any, and Chillemi shall be required to travel to other geographic locations in connection with the performance of his duties

                  2.       PERIOD OF CONSULTANCY.

                   A. Chillemi's Consultancy with the Company shall be governed by the provisions of this Agreement and shall begin on December 1, 2003, and continue until March 31, 2004, or until this Agreement terminates pursuant to written notification by either the Company or Chillemi, which notification may occur at any time for any reason. The period during which the Chillemi provides services to the Company pursuant to this Agreement shall be referenced in this Agreement as the "Consultancy Period."

                  3.       COMPENSATION.

     A. Chillemi will be paid compensation in stock options under the terms of the company's 2003 Stock Option Plan. Each option shall allow Chillemi to purchase a share of the company's common stock at $.04 per share (the closing price of the company's stock on May 30, 2003), said shares to be registered under the company's S-8 registration. Chillemi shall receive two (2) million options as compensation. As part of this agreement, Chillemi shall also return to CareDecision Corp. his warrant document dated April 2003, granting him approximately 1,530,000 warrants. These warrants shall be rescinded.

     B. Except for the conditions described in paragraph A above, Chillemi's compensation shall be subject to periodic review by the Company, and may be increased or decreased in the Company's discretion.

     4.       EXPENSE REIMBURSEMENT.

                   In addition to the compensation specified in Paragraph 3, Chillemi shall be entitled, in accordance with the reimbursement policies in effect from time to time, to receive


/20/


reimbursement from the Company for reasonable business expenses incurred by Chillemi in the performance of his duties hereunder, provided Chillemi furnishes the Company with vouchers, receipts and other details of such expenses in the form required by the Company sufficient to substantiate a deduction for such business expenses under all applicable rules and regulations of Federal and State taxing authorities.

                  5.       FRINGE BENEFITS.

                   A. Chillemi, throughout the Consultancy Period, shall not be eligible to participate in all group term life insurance plans, group health plans, accidental death and dismemberment plans and short-term disability programs and other employee perquisites which are made available to the Company's employees.


                  B. Notwithstanding any of the provisions of this Agreement, Chillemi's Consultancy with the Company is at will, which means that it is not for a specific term and may be terminated by either the Company or Chillemi at any time, for any reason without advance notice.

                   C. Should the Company terminate Chillemi's Consultancy for Cause, as defined below, or should Chillemi voluntarily resign other than for Good Reason, the Company shall have no obligation to Chillemi under this Agreement other than for accrued but unpaid salary. Should the Company terminate Chillemi's Consultancy other than for Cause during this Agreement, or should Chillemi resign for Good Reason, the Company shall have no further obligation under this Agreement.

                  6.       GOOD REASON.

                   For Purposes of this agreement, "Good Reason" shall mean:

                   A. A material reduction in the duties, responsibilities, status, reporting responsibilities, title, or offices that Chillemi had with the Company immediately before the reduction.

                   B. A change in control in which the Chillemi is not offered a similar position at no less than seventy-five percent (75%) of Chillemi's compensation (defined as Base Salary).

                   C. The failure of any successor to the Company by merger, consolidation or acquisition of all or substantially all of the business of the Company to assume the Company's obligations under this Agreement.

                   D. A material breach by the Company of its obligations under this Agreement.

                  7.       CAUSE.

                   For purposes of this Agreement, "Cause" shall mean a reasonable belief by the Board of Directors that Chillemi has engaged in any one of the following: (i) financial dishonesty, including, without limitation, misappropriation of funds or property, or any attempt by Chillemi to secure any personal profit related to the business or business opportunities of the Company without the informed, written approval of the Company's Board of Directors; (ii) refusal to comply with reasonable directives of the Company's Chief Executive Officer or Board of Directors; (iii) negligence or reckless or willful misconduct in the performance of Chillemi's duties; (iv) failure to perform, or continuing neglect in the performance of, duties assigned to Chillemi; (v) misconduct


/21/


which has a materially adverse effect upon the Company's business or reputation; (vi) the conviction of, or plea of nolo contendre to, any felony or a misdemeanor involving moral turpitude or fraud;
(vii)  the  material  breach of any provision  of  this  Agreement;
(viii) violation of Company policies including, without limitation, the Company's policies on equal Consultancy opportunity and prohibition of unlawful harassment; (ix) death of Chillemi; or (x) a disability which continues for a period in excess of 180 days. A termination as a result of a Change in Control shall not constitute cause.

8.      CHANGE IN CONTROL.

                    For purposes of this Agreement "Change In Control" shall mean any of the following transactions effecting a change in ownership or control of the Company:

  (i) a merger, consolidation or reorganization approved by the Company's stockholders, UNLESS securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor Company are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company's outstanding voting securities immediately prior to such transaction, or

   (ii) any stockholder-approved transfer or other disposition of all or substantially all of the Company's assets, or

   (iii)   the  acquisition, directly or indirectly,
         by  any  person  or  related group  of  persons
         (other  than  the   Company or  a  person  that
         directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent
         (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders.

In no event, however, shall a Change in Control be deemed to occur in connection with any public offering of the Common Stock.


                  9.      RESTRICTIVE COVENANTS.

                  During the Consultancy Period:

                                    (i) Chillemi shall devote ample
time and energy to the performance of Chillemi's duties described herein, except during periods of illness or vacation periods.

                                   (ii) Chillemi shall not directly
or indirectly provide services to or through any person, firm or other entity except the Company, unless otherwise authorized by the Board in writing. The Company does, however, reserve the right to


/22/


demand Chillemi's resignation from those same Boards, if, in the opinion of the CareDecsision CEO, continued membership on those Boards by Chillemi diminishes his ability to execute his responsibilities identified within this Agreement; or if continued association with those organizations becomes detrimental to the goals of the company; or if continued membership represents a conflict, or potential conflict, with the business activities, or objectives, of CareDecision.net.

                                   (iii)  Chillemi shall not render
any services of any kind or character for Chillemi's own account or for any other person, firm or entity without first obtaining the Company's written consent.

Chillemi, however, shall have the right to perform such incidental services as are necessary in connection with (a) Chillemi's private passive investments, but only if Chillemi is not obligated or required to (and shall not in fact) devote any managerial efforts which interfere with the services required to be performed by him, or (b) Chillemi's charitable or community activities, or participation in trade or professional organizations, but only if such incidental services do not interfere with the performance of Chillemi's services to the Company.

                   10.       NON-COMPETITION DURING THE CONSULTANCY
PERIOD.

                   Chillemi acknowledges and agrees that given the extent and nature of the confidential and proprietary information he will obtain during the course of his Consultancy with the Company, it would be inevitable that such confidential information would be disclosed or utilized by the Chillemi should he obtain Consultancy from, or otherwise become associated with, an entity or person that is engaged in a business or enterprise that directly competes with the Company. Consequently, during any period for which Chillemi is receiving payments from the Company, either as wages or as a severance benefit, including but not limited to severance pay pursuant to paragraph 7, Chillemi shall not, without prior written consent of the Company's Board of Directors, directly or indirectly own, manage, operate, join, control or participate in the ownership, management, operation or control of, or be employed by or connected in any manner with, any enterprise which is engaged in any business competitive with or similar to that of the Company; provided, however, that such restriction shall not apply to any passive investment representing an interest of less than two percent (2%) of an outstanding class of publicly-traded securities of any Company or other enterprise which is not, at the time of such investment, engaged in a business competitive with the Company's business.

                  11.      NON-SOLICITATION.

                   During the Consultancy Period and for one (1) year following termination of Chillemi's Consultancy, Chillemi shall not encourage or solicit any of the Company's employees to leave the Company's employ for any reason or interfere in any other manner with Consultancy relationships at the time existing between the Company and its employees. In addition, Chillemi shall not solicit, directly or indirectly, business from any client of the Company, induce any of the Company's clients to terminate their existing business relationship with the Company or interfere in any other manner with any existing business relationship between the Company and any client or other third party.

                   Chillemi acknowledges that monetary damages may not be sufficient to compensate the Company for any economic loss which may be incurred by reason of his breach of the foregoing restrictive covenants. Accordingly, in the event of any such breach, the Company shall, in addition to the termination of this Agreement and any remedies available to the Company at law, be


/23/


entitled to obtain equitable relief in the form of an injunction precluding Chillemi from continuing such breach.

                  12.      SUCCESSORS AND ASSIGNS.

                   This Agreement is personal in its nature and Chillemi shall not assign or transfer his rights under this Agreement. The provisions of this Agreement shall inure to the benefit of, and be binding on each successor of the Company whether by merger, consolidation, transfer of all or substantially all assets, or otherwise and the heirs and legal representatives of Chillemi.

                  13.      NOTICES.

                   Any notices, demands or other communications required or desired to be given by any party shall be in writing and shall be validly given to another party if served either personally or if deposited in the United States mail, certified or registered, postage prepaid, return receipt requested. If such notice, demand or other communication shall be served personally, service shall be conclusively deemed made at the time of such personal service. If such notice, demand or other communication is given by mail, such notice shall be conclusively deemed given forty-eight (48) hours after the deposit thereof in the United States mail addressed to the party to whom such notice, demand or other communication is to be given as hereinafter set forth:

         To the Company:

             Robert Cox, President
     CareDecision Corporation
     2660 Townsgate Road  #300
     Westlake Village, CA  91361



         To Chillemi:

               ______________________
             ______________________
             ______________________

Any party may change its address for the purpose of receiving notices, demands and other communications by providing written notice to the other party in the manner described in this paragraph.

                  14.      GOVERNING DOCUMENTS.

                  This Agreement along with the documents expressly referenced in this Agreement constitute the entire agreement and understanding of the Company and Chillemi with respect to the terms and conditions of Chillemi's Consultancy with the Company and the payment of severance benefits and supersedes all prior and contemporaneous written or verbal agreements and understandings between Chillemi and the Company relating to such subject matter. This Agreement may only be amended by written instrument signed by Chillemi and an authorized officer of the Company. Any and all prior agreements, understandings or representations relating to the Chillemi's Consultancy with the Company are terminated and cancelled in their entirety and are of no further force or effect.


/24/


                  15.      GOVERNING LAW.

                  The provisions of this Agreement will be construed and interpreted under the laws of the State of Nevada. If any provision of this Agreement as applied to any party or to any circumstance should be adjudged by a court of competent jurisdiction to be void or unenforceable for any reason, the invalidity of that provision shall in no way affect (to the maximum extent permissible by law) the application of such provision under circumstances different from those adjudicated by the court, the application of any other provision of this Agreement, or the enforceability or invalidity of this Agreement as a whole. Should any provision of this Agreement become or be deemed invalid, illegal or unenforceable in any jurisdiction by reason of the scope, extent or duration of its coverage, then such provision shall be deemed amended to the extent necessary to conform to applicable law so as to be valid and enforceable or, if such provision cannot be so amended without materially altering the intention of the parties, then such provision will be stricken and the remainder of this Agreement shall continue in full force and effect.

                  16.      REMEDIES.

                  All rights and remedies provided pursuant to this Agreement or by law shall be cumulative, and no such right or remedy shall be exclusive of any other. A party may pursue any one or more rights or remedies hereunder or may seek damages or specific performance in the event of another party's breach hereunder or may pursue any other remedy by law or equity, whether or not stated in this Agreement.


                  17.      NO WAIVER.

                   The waiver by either party of a breach of any provision of this Agreement shall not operate as or be construed as a waiver of any later breach of that provision.

                  18.      COUNTERPARTS.

                   This Agreement may be executed in more than one counterpart, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

CareDecision Corporation


/s/ Robert Cox
----------------
By:  Robert Cox
Title: President


Thomas Chillemi


By: /s/ Thomas Chillemi
-----------------------------
  Thomas Chillemi, Consultant


/25/


4.16

                       CONSULTING AGREEMENT

                   This CONSULTING AGREEMENT is entered into as of December 1, 2003 by and between CareDecision Corp. a Nevada corporation, (the "Company"), and Anthony Quintiliana ("Quintiliana"), and is effective upon the execution by the parties hereto.

                  1.       DUTIES AND RESPONSIBILITIES.

                   A. Quintiliana shall provide consulting to the Company for the Company's ResidenceWare products. Quintiliana shall limit his consulting to the areas of cooperative advertising and the marketing of electronic commerce, but shall be required to work, upon request, on-site with the company's cooperative advertising partners (hotel owners and managers). Quintiliana shall report to and shall also perform the duties and responsibilities assigned to him by the Company's President, or such other person as may be designated by the Company's Board Of Directors.

                   B. Quintiliana agrees to devote his full time and attention to the Company, to use his best efforts to advance the business and welfare of the Company, to render his services under this Agreement fully, faithfully, diligently, competently and to the best of his ability, and not to engage in any other employment activities that may, in any way, interfere with his duties and responsibilities to the Company.

                   C. Quintiliana shall report his activities to Robert Cox at the home office of Robert Cox, Chairman of the Company in New York, Long Island, but Quintiliana shall be required to travel to other geographic locations in connection with the performance of his duties

                  2.       PERIOD OF CONSULTANCY.

                    A. Quintiliana's consultancy with the Company shall be governed by the provisions of this Agreement and shall begin on December 1, 2003, and continue until March 31, 2004, or until this Agreement terminates pursuant to written notification by the Company, which notification may occur at any time for any reason. The period during which the Quintiliana provides services to the Company pursuant to this Agreement shall be referenced in this Agreement as the "Consultancy Period."


                  3.       COMPENSATION.

     A. Quintiliana will be paid compensation in the company's common stock and stock options, said shares and/or options when granted under this agreement, to be registered under the company's S-8 registration. Quintiliana shall receive two million five hundred thousand (2,500,000) stock options, from the company's 2003 Stock Option Plan. The stock options shall bear a strike price of $.04.

     B. Except for the conditions described in paragraph A above, Quintiliana's compensation shall be subject to periodic review by the Company, and may be increased or decreased in the Company's discretion.


/26/


      4.       EXPENSE REIMBURSEMENT.

                   In addition to the compensation specified in Paragraph 3, Quintiliana shall be entitled, in accordance with the reimbursement policies in effect from time to time, to receive reimbursement from the Company for reasonable business expenses incurred by Quintiliana in the performance of his duties hereunder, provided Quintiliana furnishes the Company with vouchers, receipts and other details of such expenses in the form required by the Company sufficient to substantiate a deduction for such business expenses under all applicable rules and regulations of Federal and State taxing authorities.

       5.       FRINGE BENEFITS.

                  A. Quintiliana shall, throughout the Consultancy Period, shall not be eligible to participate in all group term life insurance plans, group health plans, accidental death and dismemberment plans and short-term disability programs and other employee perquisites which are made available to the Company's employees.


                  B. Notwithstanding any of the provisions of this Agreement, Quintiliana's employment with the Company is at will, which means that it is not for a specific term and may be terminated by either the Company or Quintiliana at any time, for any reason without advance notice.

                   C. Should the Company terminate Quintiliana's employment for Cause, as defined below, or should Quintiliana voluntarily resign other than for Good Reason, the Company shall have no obligation to Quintiliana under this Agreement other than for accrued but unpaid salary. Should the Company terminate Quintiliana's employment other than for Cause during this Agreement, or should Quintiliana resign for Good Reason, the Company shall have no further obligation under this Agreement.

                  6.       GOOD REASON.

                   For Purposes of this agreement, "Good Reason" shall mean:

                   A. A material reduction in the duties, responsibilities, status, reporting responsibilities, title, or offices that Quintiliana had with the Company immediately before the reduction.


                   B.        A  change  in  control  in  which  the
Quintiliana is not offered a similar position at no less than seventy-five percent (75%) of Quintiliana's compensation (defined as Base Salary).


                   C. The failure of any successor to the Company by merger, consolidation or acquisition of all or substantially all of the business of the Company to assume the Company's obligations under this Agreement.

                   D. A material breach by the Company of its obligations under this Agreement.


/27/


                  7.       CAUSE.

                   For purposes of this Agreement, "Cause" shall mean a reasonable belief by the Board of Directors that Quintiliana has engaged in any one of the following: (i) financial dishonesty, including, without limitation, misappropriation of funds or property, or any attempt by Quintiliana to secure any personal profit related to the business or business opportunities of the Company without the informed, written approval of the Company's Board of Directors; (ii) refusal to comply with reasonable directives of the Company's Chief Executive Officer or Board of Directors; (iii) negligence or reckless or willful misconduct in the performance of Quintiliana's duties; (iv) failure to perform, or continuing neglect in the performance of, duties assigned to Quintiliana; (v) misconduct which has a materially adverse effect upon the Company's business or reputation; (vi) the conviction of, or plea of nolo contendre to, any felony or a misdemeanor involving moral turpitude or fraud; (vii) the material breach of any provision of this Agreement; (viii) violation of Company policies including, without limitation, the Company's policies on equal employment opportunity and prohibition of unlawful harassment; (ix) death of Quintiliana; or (x) a disability which continues for a period in excess of 180 days. A termination as a result of a Change in Control shall not constitute cause.

8.      CHANGE IN CONTROL.

                    For purposes of this Agreement "Change In Control" shall mean any of the following transactions effecting a change in ownership or control of the Company:

   (i) a merger, consolidation or reorganization approved by the Company's stockholders, UNLESS securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor Company are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company's outstanding voting securities immediately prior to such transaction, or

   (ii) any stockholder-approved transfer or other disposition of all or substantially all of the Company's assets, or

  (iii)   the  acquisition, directly or indirectly,
          by  any  person  or  related group  of  persons
          (other  than  the   Company or  a  person  that
          directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent
          (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders.

In no event, however, shall a Change in Control be deemed to occur in connection with any public offering of the Common Stock.


/28/


                  9.      RESTRICTIVE COVENANTS.

                  During the Consultancy Period:

                                     (i)  Quintiliana shall  devote
ample time and energy to the performance of Quintiliana's duties described herein, except during periods of illness or vacation periods.

                                     (ii)  Quintiliana  shall   not
directly or indirectly provide services to or through any person, firm or other entity except the Company, unless otherwise authorized by the Board in writing. The Company does, however, reserve the right to demand Quintiliana's resignation from those same Boards, if, in the opinion of the CareDecsision CEO, continued membership on those Boards by Quintiliana diminishes his ability to execute his responsibilities identified within this Agreement; or if continued association with those organizations becomes detrimental to the goals of the company; or if continued membership represents a conflict, or potential conflict, with the business activities, or objectives, of CareDecision.net.

                                    (iii)  Quintiliana  shall   not
render any services of any kind or character for Quintiliana's own account or for any other person, firm or entity without first obtaining the Company's written consent.

Quintiliana,  however,  shall  have  the  right  to  perform   such
incidental services as are necessary in connection with (a) Quintiliana's private passive investments, but only if Quintiliana is not obligated or required to (and shall not in fact) devote any managerial efforts which interfere with the services required to be performed by him, or (b) Quintiliana's charitable or community activities, or participation in trade or professional organizations, but only if such incidental services do not interfere with the performance of Quintiliana's services to the Company.

                   10.       NON-COMPETITION DURING THE CONSULTANCY
PERIOD.

                   Quintiliana acknowledges and agrees  that  given
the extent and nature of the confidential and proprietary information he will obtain during the course of his employment with the Company, it would be inevitable that such confidential information would be disclosed or utilized by the Quintiliana should he obtain employment from, or otherwise become associated with, an entity or person that is engaged in a business or enterprise that directly competes with the Company. Consequently, during any period for which Quintiliana is receiving payments from the Company, either as wages or as a severance benefit, including but not limited to severance pay pursuant to paragraph 7, Quintiliana shall not, without prior written consent of the Company's Board of Directors, directly or indirectly own, manage, operate, join, control or participate in the ownership, management, operation or control of, or be employed by or connected in any manner with, any enterprise which is engaged in any business competitive with or similar to that of the Company; provided, however, that such restriction shall not apply to any passive investment representing an interest of less than two percent (2%) of an outstanding class of publicly-traded securities of any Company or other enterprise which is not, at the time of such investment, engaged in a business competitive with the Company's business.


/29/


                  11.      NON-SOLICITATION.

                   During the Consultancy Period and for one (1) year following termination of Quintiliana's employment, Quintiliana shall not encourage or solicit any of the Company's employees to leave the Company's employ for any reason or interfere in any other manner with employment relationships at the time existing between the Company and its employees. In addition, Quintiliana shall not solicit, directly or indirectly, business from any client of the Company, induce any of the Company's clients to terminate their existing business relationship with the Company or interfere in any other manner with any existing business relationship between the Company and any client or other third party.

                   Quintiliana acknowledges that monetary damages may not be sufficient to compensate the Company for any economic loss which may be incurred by reason of his breach of the foregoing restrictive covenants. Accordingly, in the event of any such breach, the Company shall, in addition to the termination of this Agreement and any remedies available to the Company at law, be entitled to obtain equitable relief in the form of an injunction precluding Quintiliana from continuing such breach.

                  12.      SUCCESSORS AND ASSIGNS.

                   This Agreement is personal in its nature and Quintiliana shall not assign or transfer his rights under this Agreement. The provisions of this Agreement shall inure to the benefit of, and be binding on each successor of the Company whether by merger, consolidation, transfer of all or substantially all assets, or otherwise and the heirs and legal representatives of Quintiliana.

                  13.      NOTICES.

                   Any notices, demands or other communications required or desired to be given by any party shall be in writing and shall be validly given to another party if served either personally or if deposited in the United States mail, certified or registered, postage prepaid, return receipt requested. If such notice, demand or other communication shall be served personally, service shall be conclusively deemed made at the time of such personal service. If such notice, demand or other communication is given by mail, such notice shall be conclusively deemed given forty-eight (48) hours after the deposit thereof in the United States mail addressed to the party to whom such notice, demand or other communication is to be given as hereinafter set forth:

         To the Company:

            Robert Cox, Chairman
     CareDecision Corporation
     2660 Townsgate Road  #300
     Westlake Village, CA  91361

         To Quintiliana:

        Anthony Quintiliana
        263 Bishop
        Ashton, PA  19014


/30/


Any party may change its address for the purpose of receiving notices, demands and other communications by providing written notice to the other party in the manner described in this paragraph.

                  14.      GOVERNING DOCUMENTS.

                  This Agreement along with the documents expressly referenced in this Agreement constitute the entire agreement and understanding of the Company and Quintiliana with respect to the terms and conditions of Quintiliana's employment with the Company and the payment of severance benefits and supersedes all prior and contemporaneous written or verbal agreements and understandings between Quintiliana and the Company relating to such subject matter. This Agreement may only be amended by written instrument signed by Quintiliana and an authorized officer of the Company. Any and all prior agreements, understandings or representations relating to the Quintiliana's employment with the Company are terminated and cancelled in their entirety and are of no further force or effect.

                  15.      GOVERNING LAW.

                  The provisions of this Agreement will be construed and interpreted under the laws of the State of Nevada. If any provision of this Agreement as applied to any party or to any circumstance should be adjudged by a court of competent jurisdiction to be void or unenforceable for any reason, the invalidity of that provision shall in no way affect (to the maximum extent permissible by law) the application of such provision under circumstances different from those adjudicated by the court, the application of any other provision of this Agreement, or the enforceability or invalidity of this Agreement as a whole. Should any provision of this Agreement become or be deemed invalid, illegal or unenforceable in any jurisdiction by reason of the scope, extent or duration of its coverage, then such provision shall be deemed amended to the extent necessary to conform to applicable law so as to be valid and enforceable or, if such provision cannot be so amended without materially altering the intention of the parties, then such provision will be stricken and the remainder of this Agreement shall continue in full force and effect.

                  16.      REMEDIES.

                  All rights and remedies provided pursuant to this Agreement or by law shall be cumulative, and no such right or remedy shall be exclusive of any other. A party may pursue any one or more rights or remedies hereunder or may seek damages or specific performance in the event of another party's breach hereunder or may pursue any other remedy by law or equity, whether or not stated in this Agreement.


/2/


                  17.      NO WAIVER.

                   The waiver by either party of a breach of any provision of this Agreement shall not operate as or be construed as a waiver of any later breach of that provision.

                  18.      COUNTERPARTS.

                   This Agreement may be executed in more than one counterpart, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

CareDecision Corporation

/s/ Robert Cox
By:  Robert Cox
Title: Chairman

Anthony Quintiliana

/s/ Anthony Quintiliana
By: Anthony Quintiliana, Consultant


/32/